UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

____

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)  February 14, 2012

Unilens Vision Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

000-17861	27-2254517
(Commission File Number)	(I.R.S. Employer Identification No.)

10431 72nd Street North, Largo, Florida	33777-1511
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (727) 544-2531

N/A

(Former Name or Former Address, if Changed Since Last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01        Other Events.

Unilens Vision Inc. issued an earnings press release today February 14, 2012, reporting its operating results for the second quarter and six months ended December 31, 2011. This press release is attached as Exhibit 99.1.

Item 9.01        Financial Statements and Exhibits.

     (d)               Exhibit 99.1     Unilens Vision Inc. News Release issued February 14, 2012.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

UNILENS VISION INC. (Registrant)
Date: February 14, 2012	By /s/Leonard F. Barker Name: Leonard F. Barker Title: Chief Financial Officer

EXHIBIT INDEX

Exhibit Number                                                   Description

99.1                                                                                                            Unilens Vision Inc. News Release issued February 14, 2012